Exhibit 99.2


NEWS RELEASE                                                 [FLAG TELECOM LOGO]

CONTACTS
FLAG TELECOM                           BRUNSWICK GROUP
David Morales, VP, Corp. Finance       Jonathan Glass
(+44 20 7317 0837)                     (+44 20 7404 5959)
dmorales@flagtelecom.com               jglass@brunswickgroup.com


                                       Mike Buckley
                                       (+1 212 333 3810)
                                       mbuckley@brunswickgroup.com

                                       SLOANE & COMPANY
                                       Charles Southworth
                                       (+1 212 446 1892)
                                       csouthworth@sloanepr.com


   FLAG TELECOM REQUESTS NASDAQ HEARING FOR APPEAL TO RETAIN LISTING ON
                                 NATIONAL MARKET

HAMILTON, BERMUDA - APRIL 19, 2002 - FLAG Telecom Holdings Ltd. (Nasdaq: FTHLQ) today announced that on April 12, 2002, it received a notice from The Nasdaq Stock Market, Inc. of a determination that the Company's securities are subject to delisting from The Nasdaq National Market. This delisting would be effective at the opening of business on April 22, 2002. However, under Nasdaq Marketplace Rules, the Company has requested a hearing to appeal that determination. The Nasdaq notice was prompted by the Company's recently announced Chapter 11 filing as well as concerns about the ability to sustain compliance with certain technical requirements for continued listing under Nasdaq's Marketplace Rules.

The Company has requested an oral hearing before a Nasdaq Listing Qualifications Panel to appeal the staff determination. No date for a hearing has been set. This hearing request will stay the delisting of the Company's stock pending a decision by the Panel.

In its notice, Nasdaq staff indicated that its decision was based on Marketplace Rules 4330(a)(1) and 4450(f), which permit Nasdaq to terminate the inclusion of a security of an issuer that files for protection under the federal bankruptcy laws, and the failure to comply with the minimum bid price requirement for continued listing contained in Marketplace Rule 4450(a)(5). In addition, Nasdaq's notice stated that the Company's 2002 annual Nasdaq Issuer Quotation fee has not yet been paid and that, as a result, the Company does not comply with Marketplace Rule 4310(c)(13). Consistent with its obligations under the federal bankruptcy laws, the Company has paid the pro-rata post-filing portion of this annual fee for 2002. There can be no assurance that the Panel will grant the Company's request for continued listing on the Nasdaq National Market.


ABOUT FLAG TELECOM

FLAG Telecom is a leading global network services provider and independent carriers' carrier providing an innovative range of products and services to the international carrier community, ASPs and ISPs across an international network platform designed to support the next generation of IP over optical data networks. FLAG Telecom has the following cable systems in operation or under development: FLAG Europe-Asia, FLAG Atlantic-1 and FLAG North Asian Loop. Recent news releases and information are on FLAG Telecom's website at www.flagtelecom.com.

                                     # # #

FORWARD-LOOKING STATEMENTS
STATEMENTS CONTAINED IN THIS PRESS RELEASE THAT ARE NOT HISTORICAL FACTS MAY BE 'FORWARD-LOOKING' STATEMENTS AS THE TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. TO IDENTIFY THESE FORWARD-LOOKING STATEMENTS, LOOK FOR WORDS LIKE 'BELIEVES,' 'EXPECTS,' 'MAY,' 'WILL,' 'SHOULD,' 'SEEKS,' 'INTENDS,' 'PLANS,' 'PROJECTS,' 'ESTIMATES' OR 'ANTICIPATES' AND SIMILAR WORDS AND PHRASES. THESE, AND ALL FORWARD-LOOKING STATEMENTS, ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND NECESSARILY ARE SUBJECT TO RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED DUE TO A NUMBER OF FACTORS WHICH INCLUDE, BUT ARE NOT LIMITED TO: OUR ABILITY TO ACHIEVE REVENUES FROM PRODUCTS AND SERVICES THAT ARE IN THE EARLY STAGES OF DEVELOPMENT OR OPERATION; OUR COMPLETION OF FLAG NORTH ASIAN LOOP WITHIN BUDGET AND ON TIME; OUR ABILITY TO DEPLOY SOPHISTICATED TECHNOLOGIES ON A GLOBAL BASIS; OUR ABILITY TO UPGRADE AND EXPAND OUR NETWORK AND RESPOND TO CUSTOMER DEMANDS AND INDUSTRY CHANGES; REGULATORY ENACTMENTS AND CHANGES; CHANGES IN INTERPRETATION OF US GAAP; COMPETITION AND PRICING PRESSURE; RAPID TECHNOLOGICAL CHANGE; ADVERSE ECONOMIC OR POLITICAL EVENTS; THE ONGOING WAR ON TERRORISM; RISKS OF INTERNATIONAL BUSINESS; UNCERTAINTY REGARDING THE COLLECTIBILITY OF RECEIVABLES AND INSOLVENCY OF COUNTERPARTIES TO IRUS; RISKS ASSOCIATED WITH DEBT SERVICE REQUIREMENTS AND INTEREST RATE FLUCTUATIONS; AND OUR FINANCIAL LEVERAGE. MORE DETAILED INFORMATION ABOUT THESE RISKS IS CONTAINED IN OUR FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. WE CAUTION READERS NOT TO RELY ON FORWARD-LOOKING STATEMENTS, AND WE DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.